UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Senior Housing Properties Trust, or the Company, held on May 9, 2013, the Company’s shareholders elected John L. Harrington as the Independent Trustee in Group II of the Board of Trustees for a three year term of office until the Company’s 2016 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Harrington received the following votes: For — 44,136,106; Withhold — 93,344,892; and Broker Non-Votes — 33,576,982.

The Company’s shareholders also elected Adam D. Portnoy as the Managing Trustee in Group II of the Board of Trustees for a three year term of office until the Company’s 2016 annual meeting of shareholders and to serve until his successor shall have been elected and qualified. Mr. Portnoy received the following votes: For — 37,116,551; Withhold — 100,364,447; and Broker Non-Votes — 33,576,982.

The Company’s shareholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement dated February 21, 2013, relating to the Company’s 2013 annual meeting of shareholders.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
127,815,171	9,087,383	578,444	33,576,982

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
169,641,409	702,938	713,633	N/A

The results reported above are final voting results.

Item 8.01.  Other Events.

Trustee Compensation

On May 9, 2013, the Company updated its trustee compensation arrangements.  A summary of the Company’s currently effective trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 9, 2013, the Company granted each of the Company’s Trustees 2,000 common shares of beneficial interest, $.01 par value, or Common Shares, valued at $28.64, the closing price of the Common Shares on the New York Stock Exchange on that day, consistent with the trustee compensation arrangements.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Summary of Trustee Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Treasurer & Chief Financial Officer

Date: May 15, 2013